UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center 9900 Bren Road East Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 27, 2023, UnitedHealth Group Incorporated (the “Company”) and Wilmington Trust Company, as successor trustee, entered into an amendment and restatement (the “1998 A&R Indenture”) of the Company’s indenture, dated as of November 15, 1998 (as amended on November 6, 2000, the “1998 Base Indenture”), which governs the Company’s outstanding 5.800% Senior Notes due 2036, 6.500% Senior Notes due 2037 and 6.625% Senior Notes due 2037 (collectively, the “1998 Notes”) (the 1998 Base Indenture, as supplemented by each of the officers’ certificates and company orders relating to the 1998 Notes, the “1998 Indenture”).

The 1998 A&R Indenture gives effect to the consents validly delivered and not validly revoked by holders representing $1,360,315,000 in aggregate principal amount (representing 68.02% of the aggregate principal amount) of the 1998 Notes, voting together as one class, as set forth in the Company’s consent solicitation statement dated April 4, 2023 (as amended, modified and/or supplemented from time to time, the “Statement”). The 1998 A&R Indenture aligns the provisions, covenants and related definitions contained in the 1998 Indenture with the corresponding provisions, covenants and definitions applicable to the most recently issued series of senior notes (such series, issued on March 28, 2023, the “Newly Issued Notes”) under the Company’s indenture, dated as of February 4, 2008 (the “2008 Base Indenture”). Among other modifications, the amendments contained in the 1998 A&R Indenture (i) shorten the redemption notice period from at least 30 days but not more than 60 days to at least 10 days but not more than 60 days; (ii) modify Sections 504 (Commission Reports), 505 (Compliance Certificate) and 701 (Events of Default) to match the corresponding provisions in the 2008 Base Indenture; (iii) remove Sections 506 (Taxes), 507 (Stay, Extension and Usury Laws) and 509 (Limitation on Liens); and (iv) add a new Section 508 (Repurchase of Securities Upon a Change of Control Triggering Event).

The 1998 A&R Indenture became operative on April 28, 2023 following the payment by the Company of the cash consideration to the holders of the 1998 Notes who validly delivered consents in the manner described in the Statement.

The foregoing description of the 1998 A&R Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 1998 A&R Indenture, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Amended and Restated Indenture, dated as of April 27, 2023, between UnitedHealth Group Incorporated and Wilmington Trust Company, as successor trustee.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2023

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Kuai H. Leong
Name:	Kuai H. Leong
Title:	Deputy Corporate Secretary